Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Aptonet Inc [Member]
$ in Thousands
May 07, 2020 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets, excluding cash acquired	$ 529
Intangible assets, net	1,556
Goodwill	1,785
Total assets acquired, net of acquired cash	$ 3,870